                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         _____________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 12, 1995
                                                  ----------------



                           Merrill Lynch & Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)


   Delaware             1-7182           13-2740599
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(State or Other    (Commission   (I.R.S. Employer
Jurisdiction of    File Number)  Identification No.)
Incorporation)


World Financial Center, North Tower, New York, New York   10281-1332
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    -------------------

______________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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          On January 12, 1995, an action was commenced in the United States
Bankruptcy Court for the Central District of California (the "Bankruptcy Court") by Orange County, California (the "County") and the Orange County Investment Pools (the "Pools"), both of which filed bankruptcy petitions in the Bankruptcy Court on December 6, 1994, against Merrill Lynch & Co., Inc. (the "Corporation") and certain of its subsidiaries in connection with the Corporation's business activities with the County.

          The County and the Pools seek relief totaling in excess of $2 billion in connection with various securities transactions between the County and/or the Pools and the Corporation and its subsidiaries. The complaint alleges, among other things, that these transactions violated California law and should be adjudged null and void, that the Corporation and its subsidiaries violated
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, and that the Corporation and its subsidiaries breached a fiduciary duty owed to the County and/or the Pools.

          In addition, other actions have been brought against the Corporation and/or certain of its officers, directors and employees and certain of its subsidiaries in the United States District Court for the Central District of California, the United States District Court for the Southern District of New York and in state courts in California and New York. These include class actions and stockholder derivative actions brought by persons alleging harm to themselves or to the Corporation arising out of the Corporation's dealings with the County and the Pools, or from the purchase of debt instruments issued by the County that were underwritten by the Corporation's subsidiary, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          The Corporation will vigorously contest these actions and believes it has meritorious defenses. Although the ultimate outcome of these actions cannot be ascertained at this time, it is the opinion of management that the resolution of these actions will not have a material adverse effect on the consolidated financial condition or the operating results of the Corporation (set forth in the Corporation's Preliminary Unaudited Earnings Summary for the year ended December 30, 1994 as contained in the Corporation's Current Report on Form
8-K dated January 23, 1995 filed with the Securities and Exchange Commission).

     The Corporation has also received inquiries from various governmental entities examining the underlying events and is cooperating with these inquiries.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           MERRILL LYNCH & CO., INC.
                           ---------------------------
                           (Registrant)



                           By:/s/ Gregory T. Russo
                              ---------------------------
                              Gregory T. Russo
                              Secretary



Date:  January 23, 1995

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